VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2011

Asset Allocation Fund. Effective February 13, 2012, in each Fund Summary, in the Investment Adviser section, the information about the current portfolio manager Timothy Campion is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Kate Faraday	2012	Vice President and Portfolio Manager/ Trader, Structured Equity

Date: February 16, 2012